Investor Presentation March 2022

We are a Leading Value Based Oncology Care Platform

Who We Are

50+ Locations in Four States	**10** Current Markets	**80+** Oncologists and Mid-levels
~1.6 Lives Served Under Capitation	**>50%** Revenue Generated from Value Based Agreements	**>25%** Reduction in Healthcare Costs[1]
~230K Patient Visits in 2021	**~51K** Unique Patient Encounters in 2021	**160+** Clinical Trials Giving Patients Cutting Edge Treatment Access

Our Growth

(Revenue, $ millions)


25.1% CAGR(2)
$66
$203
3.1x
2016 Revenue
2016A
2021A

Relationships with Leading Payors and Risk Taking Providers

Anthem. WellMed. Optum. HealthCare Partners. P3 Health Partners – People. Passion. Purpose. NAMM California – Part of OptumCare. Heritage Provider Network. Preferred IPA of California. AltaMed. CareMore Health. AppleCare Medical Group – Part of OptumCare.

The Oncology Institute of Hope & Innovation

2

Note: (1) Compared to average Per Member Per Month costs in our primary geographies
(2) Based on cash basis unaudited financials

Investment Highlights 3 A market leader in value-based oncology currently disrupting a massive, unaffordable and inefficient oncology market Highly tailored and integrated offering supported by both providers and payers as incentives are aligned Scalable, replicable model with significant whitespace growth opportunities in a fragmented M&A environment Tech-driven care delivery method to deliver better patient outcomes and higher satisfaction ratings Capital Light Organic Growth

Rising Cost of Oncology Care is a Massive Problem in the U.S. 4 U.S. Oncology Spend Growth Continues to Accelerate Healthcare is Unaffordable and Inefficient in the U.S. 18% of U.S. GDP and rising 2x spent per person compared to OECD average Yet, U.S. incidence of chronic illness and longevity are worse than average $200bn+ estimated 2020 U.S. oncology spend 11 – 14% CAGR U.S. Oncology drug spending growth in the next four years 9.5% of U.S. adults have been diagnosed with cancer Sources: Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data – CMS; Spending on Health: Latest Trends – OECD, June 2018. Massive Market with Accelerating Growth Driven by Misalignment, Complex and Variable Clinical Pathways and High-Cost Drugs

We Are Disrupting the Status Quo in Cancer Care 5 Our Disruptive Value Based Oncology CareToday’s Traditional Fee-for-Service Oncology Care  Incentivized by quality  Incentivized to use high-value therapies  Physician compensation model aligned to quality and patient satisfaction  Practice tailored to address individualized patient needs  Supported by patient and payors  Aligned to support appropriate transitions to palliative and hospice care × Incentivized by volume × Incentivized to use high-cost therapies × Physician compensation model aligned to high cost × Practice tailored to profit × Supported by drug manufacturers and distributors × No incentives to utilize appropriate care transitions      Our Healthcare System is Being Rebuilt with New Value Based Care Models ×

We Are Shifting the Market to Value Based Oncology Care 6 We Are Shifting the Market to Value Based Oncology Care • Currently, have 2 gain share contracts in Florida covering over 30k potential MA lives. We expect growth with other value-based primary care groups. • Value based payments comprised of 36% of healthcare spending in 2018 vs. 20% in 2014 • Since 2013, Humana has increased PCPs within value based arrangements by 145% • Primary / preventative care only encompasses less than 3% of Medicare spend; vast majority of spend occurs outside of primary care clinics Oncology Spend is a Major Pain Point for Value Based Primary Care Illustrative Value Based Primary Care Group Funds Flow PMPM from CMS to MA Plans % Retained by MA Plans % Paid to Primary Care Group TOI Reduces Oncology Care Spend Primary Care Group Profit Oncology Expense TOI is the Market Leader in Value Based Oncology Care Sources: American Society of Clinical Oncology; Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; Global Market Insights; IQVIA Institute; Wall Street research. Note: MA = Medicare Advantage.

Gain Share Contracts 7 • Gain share contracts offer payors an alternative to full capitation, with incentives for TOI to drive reductions in cost of care and improvements in quality of care • Typically structured with an upside-only share of savings generated on patients seen by TOI relative to a benchmark • Creative solution for risk-bearing primary care groups that aren’t delegated for contracting • Can include quality incentives for TOI to further improve patient care and lower overall cost • Acts as a stepping stone to a broader capitation relationship as TOI demonstrates the value of its model of care TOI Earns % of Savings x Eligible Members TOI Can Earn Additional Incentives by Achieving Quality Measures Gain Share Contracts Offer TOI an Entry Point with Payors in New Markets Illustrative Gain Share Contract Structure Benchmark Spend Savings Relative to Benchmark Spend on TOI Eligible Members Quality Incentive

We Use Multiple Levers to Reduce Cost of Care 8 Where We Focus Savings >25% Reduction in Spend(1) Experience in relatively low- cost California market Treatments Palliative Care Symptom Management  Reduce practice pattern variability  Access to clinical trials in the community  Vertical integration of pharmacy  Providers trained in advanced care planning  Close coordination between network providers  Algorithm driven action plan  24/7 Health Care Coach  Patient education and engagement Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient-Reported Satisfaction, Health Status, Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: (1) Compared to average Per Member Per Month costs in our primary geographies.

Our Care Model is Hard to Replicate 9 TOI has Developed Many Highly Specific and Difficult to Replicate Capabilities that Collectively Comprise our Competitive Moat Clinical Culture Coding Accuracy Care Management Integration of Palliative Care and Hospice Physician Recruiting Clinical Trials Tech-enabled Care Pathways Delivered in Community Setting

Our Results are Peer-Reviewed and Published 10 Highly Effective in Delivering Quality, Value Based Oncology Care > 25% Lower median total healthcare costs from diagnosis to death 75% Fewer Emergency Department visits in the last month of life 40% Fewer acute care facility deaths 14% Improvement in Patient Satisfaction 30% Lower inpatient admissions Study on TOI Patient Population Conducted by Researchers at Stanford University

Our Patient-Centric Focus Drives High Levels of Satisfaction 11 Highly Satisfied Patient Base Supports Care Delivery Model While Strengthening Payor Relationships Thousands of same-day patient surveys via text and email. Survey feedback loop to operations managers drives service excellence. “Thank you all for helping me through this life test…From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; your kindness and selflessness makes a world of difference to the patients and their families.” “Awesome place, from the support staff and Dr. Morrison. He was the BEST! Would highly recommend this clinic to everyone who needs it.” – Lynwood Clinic Patient – Downey Clinic Patient “I am very thankful and happy to have found his group. Dr. Baghian and staff are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they truly care about making sure I receive quality care in a timely manner. Exceptional!” – Riverside Clinic Patient Overall survey average 4.5/5 across all sites over 12 months.

Our Technology Platform is Purpose Built for Oncology Care 12 Providers Payors 1. Collect Work with health plans and primary care doctors on front- end collection of extensive patient data sets 3. Apply Use results from our data analysis to dictate appropriate care pathways 2. Analyze Leverage proprietary algorithms and data science to refine relevant clinical care pathways Patients Our Technology is Designed to Decrease the Complexity and Variability of Clinical Care for Cancer Patients

New Market Entry Playbook with Track Record of Success Designed to Scale Efficiently 13 1 32 Market Identification Market Prioritization Market Entry  Addressable Market  Demographics Characteristics and Trends  High Cost of Care  Payor Needs  Existing Payor Partnership  Cost Containment Opportunity  Oncology Provider Landscape  Broader Risk Provider Continuum  Establish Payor Relationship  Identify M&A / De Novo to Build Network  Train Providers to Deploy TOI Tools  Comprehensive Ancillary Services

Multiple Levers to Sustain Long Term Growth Trajectory 14 Service Expansion Expand Scope and Diversify Service Offering  Build comprehensive portfolio of ancillary services  Radiation Oncology  Pharmacy  Clinical trials  MSO services  Data monetization Existing Markets Continue Driving Live Growth and Partnership Expansion  New contracts  Expand covered lives  New clinics & providers  Improve unit economics  Medicare direct contracting New Markets Well-Honed TOI Model Enables Quick Scaling in New Markets  Establish presence in new markets  Highly attractive market dynamics  Value based care transition for physicians M&A Opportunities Leverage Pipeline and M&A Expertise to Drive Accretive Growth  Successful acquisition track record  Scalable platform  Highly effective M&A playbook

Financial Overview 15

Recent Highlights 16  Ended 2021 at with approximately 1.6 million lives under value-based contracts  Cared for over 51,000 unique patients in 2021 and had over 230,000 patient visits at owned clinics  Commenced four new capitated payor contracts in California since mid-2021  Acqui-hires of three medical oncology practices in the Los Angeles, CA market in the fourth quarter of 2021  Hired 12 new affiliated providers in the fourth quarter of 2021, representing 18% growth over the prior year period  Acquired first radiation oncology practice, based in Los Angeles, CA in the fourth quarter of 2021  Opened 54th clinic site in February 2022 in Lakeland, FL, an increase of 14 clinics from year end 2020 TOI is leading the market towards value-based oncology care

Fourth Quarter Financial Highlights 17 $49 $52 $47 $48 $49 $50 $51 $52 $53 4Q20 4Q21 Revenue  Total revenue was $52 million, a 6.8% increase from the prior year period  Gross profit was $8 million, a 23.1% decrease from the prior year period  Net loss was $(10) million, compared to $(5) million in the prior year period  Adjusted EBITDA was $(5) million, compared to $2 million in the prior year period  The fourth quarter of 2021 included $8 million of public company expenses  Ending cash balance of $115 million and no debt as of December 31, 2021 Note: Adjusted EBITDA is a non-GAAP measure. For a discussion and reconciliation to the nearest GAAP measure please see Slide 20 of this presentation.

Key Metrics 18 19.3% 19.7% 20.1% 18.8% 19.0% 19.2% 19.4% 19.6% 19.8% 20.0% 20.2% 2019 2020 2021 Gross Margin % 155 188 203 $0 $50 $100 $150 $200 $250 2019 2020 2021 Revenue ($ in millions) 1.1 1.3 1.6 0.0 0.5 1.0 1.5 2.0 2019 2020 2021 Capitated Lives (in millions) 30 37 41 $0 $10 $20 $30 $40 $50 2019 2020 2021 Gross Profit ($ in millions)

Guidance 19 Updated Guidance Drivers  Strong year-over-year revenue and lives growth expected  Continued focus on pipeline execution and network expansion to deliver care under value-based contracts  Growth in California and new market penetration in Florida and Texas  Gain sharing contracts and higher mix of FFS-reimbursement is expected to produce lower revenue and gross profit  TOI’s public company costs are higher than initially projected, mainly due to D&O insurance cost 2022 Guidance Revenue $270 to 310 million, representing approximately 33% to 53% growth over 2021 revenue Gross Profit $50 to 60 million Adjusted EBITDA $(20) to (25) million Lives at Year End 1.75 million to 2.0 million lives, representing approximately 9% to 25% growth over year-end 2021 lives

Net Income to Adjusted EBITDA Reconciliation 20

Net Income to Adjusted EBITDA Reconciliation Footnotes 21 (1) During the year ended December 31, 2021, non-cash addbacks were primarily comprised of a $4,957 gain on debt extinguishment and bad debt recoveries, net of $417 partially offset by deferred rent of $109 other miscellaneous charges of $149. During the year ended December 31, 2020, non-cash addbacks were primarily comprised of a $7,500 impairment of notes receivable (as described further below), $4,233 of bad debts write-offs, and $239 of other miscellaneous charges. (2) Practice acquisition-related costs were comprised of consulting and legal fees incurred to perform due diligence, execute, and integrate acquisitions of various oncology practices. (3) Consulting and legal fees were comprised of a subset of the Company’s total consulting and legal fees during the years and quarters ended December 31, 2021 and 2020, and related to certain advisory projects, software implementations, and legal fees for debt financing and predecessor litigation matters. (4) Other, net is comprised of severance expenses resulting from cost rationalization programs of $127 and $278, as well as temporary labor of $1,182 and $1,862 recruiting expenses to build out corporate infrastructure of $1,275 and 1,289 and other miscellaneous charges of $130 and $0 during the years ended December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020 such expenses were partially offset by $1,023 and $978, respectively, of stimulus funds received under the CARES Act. (5) Adjusted EBITDA was impacted by $1,800,000 revenue reduction during the fourth quarter of 2021 related to a payor not paying according to their contract. Note: Costs related to directors and officers insurance, de novo clinics and new providers have not been added back to arrive at Adjusted EBITDA.

Strong Unit Economics Drives Increasing Profitability 22 Embedded Gross Margin Expansion Potential as TOI Scales Margin Expansion Drivers TOI Pod(2) Gross Margin vs. % Value-Based Visits Value-Based Volume Mix: As our mix of value-based revenue increases our margins will improve; pods today with highest mix of value-based contract achieve 30%+ margins Provider Utilization: Margins expected to improve as 1) Provider productivity increases in maturing clinics 2) The ratio of APPs(1) to MDs increases Market Dynamics: Certain expansion markets have higher-cost fee-for-service oncology, therefore TOI can deliver better value and savings to our customers and capture higher margins 1 2 33 Note: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operational unit consisting of 2-5 clinics, grouped together based on geographic proximity and visit volume. This analysis was performed in 2020. 10% 15% 20% 25% 30% 35% 40% 20% 30% 40% 50% 60% 70% 80% 90% Po d G ro ss M ar gi n Pod % Value-Based Visits

Forward Looking Statements 23 This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “preliminary,” “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “predict,” “potential,” “guidance,” “approximately,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of The Oncology Institute, Inc. (“TOI”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which TOI may become a party or governmental investigations to which TOI may become subject that could interrupt or limit TOI’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in TOI’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the risk that any required regulatory approvals could adversely affect TOI; failure to continue to meet stock exchange listing standards; the impact of COVID-19 on the TOI’s business; those factors discussed in the documents of TOI filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that TOI does not presently know or that TOI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TOI’s, plans or forecasts of future events and views as of the date of this press release. TOI anticipates that subsequent events and developments will cause TOI’s assessments to change. TOI does not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing TOI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-GAAP Financial Measures: Some of the financial information and data contained in this presentation, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). TOI believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. TOI’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this presentation in conjunction with TOI’s financial statements and the related notes thereto.